UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

StartEngine Crowdfunding, Inc.

(Exact Name of Registrant As Specified In Its Charter)

000-56415

(Commission File Number)

Delaware	46-5371570
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4100 West Alameda Avenue, 3rd Floor

Burbank, CA 91505

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 317-2200

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered under Section 12(b) of the Act:

None.

Securities registered under Section 12(g) of the Act:

Common Stock, $0.00001 par value

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accounta

a)	a) Dismissal of Independent Accounting Firm

On May 30, 2023, the board of directors (the “Board”) of StartEngine Crowdfunding, Inc. (the “Company”) approved the dismissal of BF Borgers CPA PC (“Borgers”) as the Company’s independent accounting firm, effective immediately.

Borgers’ audit reports on the Company’s financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period preceding such dismissal, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Borgers’ satisfaction, would have caused Borgers to make reference to the matter in their report, and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Borgers with a copy of this Current Report on Form 8-K and requested that it provide the Company with a letter addressed to the SEC indicating whether or not Borgers agrees with the disclosures contained herein and, if not, the respects in which it is not in agreement. A copy of Borgers’ letter, dated June 2, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of Independent Accounting Firm

On May 30, 2023, the Board approved the appointment of Haynie & Company (“Haynie”) as the Company’s new independent accounting firm. During the two fiscal years ended December 31, 2022 and the subsequent interim period preceding such appointment, neither the Company nor anyone acting on its behalf has consulted with Haynie regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Haynie concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” (as each term is defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from BF Borgers CPA PC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTENGINE CROWDFUNDING, INC.
(Registrant)

Date: June 2, 2023	By:	/s/ Howard Marks
Howard Marks
Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Director